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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 13, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                         1-4673                84-0513668
(State or other jurisdiction of       (Commission File         (IRS Employer
incorporation or organization)             Number)           Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                         07306
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code)           (201) 420-2796


         (Former name or former address, if changed since last report.)
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ITEM 8.01.        OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Company today broadcast an investor presentation. Copies of the materials included in the broadcast are attached as exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  a.       Not applicable.

                  b.       Not applicable

                  c.       Exhibits

                The following exhibit is filed with this report:

    Exhibit Number         Description
    --------------         -----------

    99.1 Slides included in the investor presentation broadcast on October 13, 2004.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 15, 2004                     WILSHIRE ENTERPRISES, INC.
                                             (Registrant)



                                             By:  /s/ Daniel C. Pryor
                                                --------------------------------
                                                  Daniel C. Pryor
                                                  President


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